UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 13, 2024

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	001-35854	13-4219346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices)
(Zip Code)

(972) 562-9004
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.01 per share	IBTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 13, 2024, the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) approved SouthState Corporation’s (“SouthState”) application with respect to the previously announced merger (the “holding company merger”) between SouthState and Independent Bank Group, Inc. (“Independent”) pursuant to the Agreement and Plan of Merger, dated as of May 17, 2024, by and between SouthState and Independent (the “Merger Agreement”). Also on December 13, 2024, the Office of the Comptroller of the Currency approved SouthState’s application to complete the merger between SouthState’s and Independent’s respective bank subsidiaries, SouthState Bank, National Association and Independent Bank (d/b/a Independent Financial) pursuant to the Merger Agreement (the “bank merger” and together with the holding company merger, the “mergers”). All required regulatory approvals to complete the mergers have now been received.

Completion of the mergers remains subject to customary closing conditions.  Assuming such conditions are satisfied, the mergers are expected to close on or about January 1, 2025.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
This Current Report contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and other related federal securities laws. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including information about Independent, SouthState or the combined company’s possible or assumed future results of operations, including its future revenues, income, expenses, provision for taxes, effective tax rate, earnings (loss) per share and cash flows, its future capital expenditures and dividends, its future financial condition and changes therein, including changes in Independent’s, SouthState’s or the combined company’s loan portfolio and allowance for credit losses, Independent’s, SouthState’s or the combined company’s future capital structure or changes therein, the plan and objectives of management for future operations, Independent’s, SouthState’s or the combined company’s future or proposed acquisitions, the future or expected effect of acquisitions on Independent’s, SouthState’s or the combined company’s operations, results of operations and financial condition, Independent’s, SouthState’s or the combined company’s future economic performance and the statements of the assumptions underlying any such statement. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is estimated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that Independent and SouthState make are based on their current plans, estimates, expectations, ambitions and assumptions regarding Independent’s, SouthState’s and the combined company’s business, the economy and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are beyond the control of Independent and SouthState. Independent’s, SouthState’s and the combined company’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect Independent’s, SouthState’s and the combined company’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. In addition to factors previously disclosed in Independent’s and SouthState’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Independent and SouthState providing for the acquisition of Independent by SouthState (the “Transaction”); (2) the outcome of any legal proceedings that may be instituted against Independent or SouthState; (3) the possibility that the Transaction does not close when expected or at all because conditions to closing are not received or satisfied on a timely basis or at all; (4) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Independent and SouthState operate; (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (7) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (8) reputational risk and potential adverse reactions of Independent’s or SouthState’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; (9) the dilution caused by SouthState’s issuance of additional shares of its capital stock in connection with the Transaction; (10) a material adverse change in the financial condition of SouthState or Independent; (11) general competitive, economic, political and market conditions; (12) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; (13) the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and (14) other factors that may affect future results of Independent and SouthState including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause Independent’s, SouthState’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Independent’s, SouthState’s or the combined company’s results.

Independent and SouthState urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Independent and/or SouthState. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this Current Report speaks only as of the date on which it is made. Independent and SouthState undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. Independent and SouthState believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, Independent and SouthState caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, Independent and SouthState caution you not to place undue reliance on the forward-looking statements contained in this filing or incorporated by reference herein.

If Independent or SouthState update one or more forward-looking statements, no inference should be drawn that Independent or SouthState will make additional updates with respect to those or other forward-looking statements. Further information regarding Independent, SouthState and factors which could affect the forward-looking statements contained herein can be found in Independent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1564618/000156461824000025/ibtx-20231231.htm), and its other filings with the SEC, and in SouthState’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/764038/000155837024002302/ssb-20231231x10k.htm), and its other filings with the SEC.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Independent or SouthState through the website maintained by the SEC at http://www.sec.gov or from SouthState at its website, https://southstatecorporation.q4ir.com, or from Independent at its website, https://ir.ifinancial.com. Documents filed with the SEC by SouthState are available free of charge by accessing the “SEC Filings” tab of SouthState’s website at https://southstatecorporation.q4ir.com, or alternatively by directing a request by mail to SouthState’s Corporate Secretary, 1101 First Street South, Suite 202, Winter Haven, FL 33880, and documents filed with the SEC by Independent are available free of charge by accessing Independent’s website at https://ir.ifinancial.com under the “SEC Filings” tab or, alternatively, by directing a request by mail to Independent’s Corporate Secretary, 7777 Henneman Way, McKinney, TX 75070-1711.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK GROUP, INC.

Date: December 13, 2024	By:	/s/ David R. Brooks
David R. Brooks
Chairman of the Board and
Chief Executive Officer